UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 11, 2009

MILLIPORE CORPORATION

(Exact name of registrant as specified in its charter)

MASSACHUSETTS	001-09781 (0-1052)	04-2170233
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

290 Concord Road, Billerica, Massachusetts 01821

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone number, including area code: (978) 715-4321

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on February 11, 2009, the Management Development and Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Millipore Corporation (the “Company”) determined the following for eligible executive officers of the Company:

•	annual incentive payments for 2008 pursuant to the Millipore Incentive Plan (the “Incentive Plan”);

•	base salary increases for 2009;

•	stock option and performance-based restricted stock unit grants; and

•	metrics and parameters for annual incentive payments under the Incentive Plan for 2009.

Annual Incentive Plan Payments and Base Salary Increases

The following table sets forth information regarding the annual incentive payment amounts for 2008 and the increased base salaries for 2009 for the Company’s principal executive officer, principal financial officer and the other executive officers who were included as the named executive officers in the Company’s 2008 proxy statement, except Ms. Allen and Mr. Baly, as noted below (“Named Executive Officers”):

Executive Officer	Title	2008 Incentive Payment ($)	2009 Base Salary ($) (1)
Martin D. Madaus	Chairman, President and Chief Executive Officer	$655,666	$925,000
Charles F. Wagner, Jr.	Vice President, Chief Financial Officer	$217,096	$412,218
Jean-Paul Mangeolle	Vice President, President of Bioprocess Division	$56,217	$386,053
Peter C. Kershaw	Vice President, Global Operations	$156,050	$329,991

(1)	Effective March 2, 2009.

Dominique F. Baly served as the Company’s Vice President and President of its Bioscience Division through December 31, 2008 and was a named executive officer in the Company’s 2008 proxy statement. Pursuant to the Officer Severance Agreement dated September 13, 2007 between Mr. Baly and the Company (as filed with our Current Report on Form 8-K filed September 13, 2007), the Company paid Mr. Baly, among other payments, an incentive plan payment of $251,391.

Kathleen B. Allen served as our Chief Financial Officer (principal financial officer) through August 2007 and continued her service to the Company as a corporate vice president until February 18, 2008, upon which date her employment with the Company ended. Accordingly, she was listed as a named executive officer in the Company’s 2008 proxy statement. The Company made no incentive plan payments to Ms. Allen in 2009 with respect to the 2008 Incentive Plan.

The Compensation Committee reviewed the results of financial operations for 2008 and approved the incentive payments for the eligible group (to be paid in March 2009). These payments are consistent with the financial performance metrics, relative weight and incentive opportunities as had been set for 2008, as described in detail in our Current Report on Form 8-K filed March 18, 2008.

Stock Options and Performance-based Restricted Stock Units

The Compensation Committee granted equity compensation in the forms of stock options and performance-based restricted stock units to executive officers of the Company. The grants were made under the Company’s 2008 Stock Incentive Plan (the “Equity Plan”), a copy of which has been previously filed as Appendix “A” to the Company’s Proxy Statement for the May 8, 2008 Annual Meeting of Shareholders (File No. 001-09781), as filed on March 24, 2008. The grants will be covered by separate award agreements.

The following table sets forth information regarding options to purchase shares of the Company’s common stock (“Options”) and target performance-based restricted stock units (“PSUs”) granted under the Equity Plan to the Company’s principal executive officer, principal financial officer and certain of the other executive officers who were included as the Named Executive Officers (which excludes Ms. Allen and Mr. Baly, as noted above, who are no longer employees of the Company).

Executive Officer	Title	Number of Options	Target Award Number of PSUs
Martin D. Madaus	Chairman, President and Chief Executive Officer	118,086	29,935
Charles F. Wagner, Jr.	Vice President, Chief Financial Officer	32,052	8,125
Jean-Paul Mangeolle	Vice President, President of Bioprocess Division	30,365	7,697
Peter C. Kershaw	Vice President, Global Operations	28,678	7,269

The Options awarded to the executives are non-qualified stock options and vest in one-quarter increments on each of the first four anniversaries of the grant date, or earlier upon certain events, subject to the executives’ continuing employment on those dates. The Options have a ten-year term and have an exercise price per share of $58.46, the fair market value of the Company’s common stock at the close of the stock market on the effective date of the award. The foregoing description is qualified in its entirety by reference to the form of option award, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

The PSUs were awarded to the executives under the Equity Plan provisions allowing for the granting of performance-based restricted stock units. The number of shares that will vest, if any, will be determined in 2012 by the Compensation Committee and will be subject to certain financial metrics, specifically the Company’s three year revenue compound annual growth rate and three year cumulative free cash flow. In no case, however, will the maximum number of shares that vest under a PSU exceed 150% of the Target Award. Vested

PSUs result in the delivery to the recipient of one share of the Company’s common stock per vested unit subject to adjustment under the Equity Plan. The foregoing description is qualified in its entirety by reference to the form of PSU award, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Annual Incentive Program for 2009

Effective on February 11, 2009, the Compensation Committee determined the metrics and other parameters of the Incentive Plan, which will apply to eligible executive officers of the Company.

Annual incentive payments to the executive officers and other employees of the Company are awarded under the Incentive Plan. The Incentive Plan is designed to create an award pool based on a formula-based assessment of the performance of the Company (“Financial Performance Metrics”). These Financial Performance Metrics and their relative weight are set for each year by the Compensation Committee and may be changed from year to year.

On February 11, 2009, the Compensation Committee set the Financial Performance Metrics for 2009 to include sales growth, profitability, cash flow and relative performance of the Company versus peer companies in like industries. Each of these four Financial Performance Metrics is weighted equally for 2009.

The incentive award pool for executive officers including the CEO is based solely on overall Company performance against the Financial Performance Metrics, subject to the final discretion of the Compensation Committee, which may adjust the awards based on individual performance. Levels of Company performance are defined in relation to corporate goals for “Target” (the expected level of performance) and “Minimum” (that level of performance below which no incentive payment will be made). If corporate performance is below the Target performance, but above the Minimum, some incentive payment will be payable but not full target incentive payment. If corporate performance exceeds Target, additional incentive payment will be payable. The incentive target for each executive officer is expressed as a percentage of such officer’s annual eligible earnings. For 2009, the incentive target for the Company’s CEO, Martin D. Madaus, is 100% of Dr. Madaus’ 2009 annual base earnings, with a maximum possible incentive payment of 200% of his base salary. For 2009, the incentive targets as a percentage of annual eligible earnings for the Named Executive Officers of the Company other than the CEO (and other than Ms. Allen and Mr. Baly, as noted above, who are no longer employees of the Company) are as follows:

Executive Officer	Title	2009 Incentive Target %
Charles F. Wagner, Jr.	Vice President, Chief Financial Officer	75%
Jean-Paul Mangeolle	Vice President, President of Bioprocess Division	75%
Peter C. Kershaw	Vice President, Global Operations	65%

The maximum possible incentive payment for each such executive officer is 150% of such officer’s base salary.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit No.	Description
10.1	Form of Nonqualified Stock Option Grant to Executive Officers

10.2	Form of Performance Restricted Stock Unit Award Agreement to Executive Officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLIPORE CORPORATION

/s/ Charles F. Wagner, Jr.
Charles F. Wagner, Jr.
Vice President and Chief Financial Officer

Date: February 13, 2009

EXHIBIT INDEX

Exhibit Number	Title
10.1	Form of Nonqualified Stock Option Grant to Executive Officers

10.2	Form of Performance Restricted Stock Unit Award Agreement to Executive Officers